SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (DATE OF EARLIEST EVENT REPORTED) September 30, 2005

                         MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  MASSACHUSETTS
                   --------------------------------------------
                  (STATE OR OTHER JURISDICTION OF INCORPORATION)

                 000-32465                                04-3402789
              ---------------                        --------------------
         (COMMISSION FILE NUMBER NO.)          (IRS EMPLOYER IDENTIFICATION NO.)


                                 95 Prescott Street
                                Worcester, MA 01605
                   --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               Registrant's telephone number, including area code:

                                 (508) 751-5432
                         ------------------------------

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

On September 30, 2005, Mass Megawatts Wind Power, Inc. was added the Over the Counter Bulletin Board System by the National Association of Securities Dealers.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MASS MEGAWATTS WIND POWER, INC.
                                                       (Registrant)

        Dated: October 26, 2005                     By: /s/ Jonathan C.  Ricker
                                                  ------------------------------
                                                            Jonathan C. Ricker
                                                         Chief Executive Officer
                                                         Chief Financial Officer